Exhibit 99.1

           Golden West Reports Record Earnings and Deposits


    OAKLAND, Calif.--(BUSINESS WIRE)--July 20, 2005--Golden West Financial Corporation (NYSE:GDW), parent of World Savings Bank, announced diluted earnings per share of $1.16 in the second quarter, up 14% from the $1.02 reported during the same period in 2004. Per share profits for the first half of 2005 reached $2.28, a 15% increase from the $1.99 posted in the first six months of 2004.
    In other news, the Company's retail savings balances grew a record $3.6 billion in the second quarter, easily surpassing the $1.2 billion reported in the same period one year earlier. At the end of the first six months of 2005, deposits had increased by $6.3 billion, up dramatically from the $1.9 billion of net inflows recorded in the first two quarters of 2004.
    In discussing the Company's year-over-year quarterly results, Marion Sandler, Chairman of the Board and Chief Executive Officer of Golden West, first reflected on the overall interest rate environment, "Since the second quarter of 2004, the Federal Reserve's Open Market Committee has raised the Federal Funds rate, which influences short-term yields, from 1.00% to 3.25%, including two one-quarter percent moves this past quarter." She continued, "As interest rates have risen, so have the returns on our insured deposit accounts, increasing the public's appetite for traditional certificates of deposit, or CDs. To address our customers' needs, we aggressively priced our promoted savings products. With continued uncertainty in the stock market, investors responded enthusiastically, and as a result, we achieved all-time high deposit growth in the second quarter."
    Adding to her comments on the Company's quarterly performance, Sandler remarked, "Consumer demand for home loans, including our primary product, the monthly adjustable rate mortgage or ARM, remained strong." In the second quarter, Golden West originated $13.5 billion of loans, compared with $12.4 billion in the same period one year earlier. For the first six months of 2005, mortgage volume totaled $24.6 billion, a 13% increase from the $21.8 billion reported in the first half of 2004.
    Continuing, Sandler observed, "At the same time, repayments of existing loans have remained high, stimulated by low mortgage rates and a desire on the part of many borrowers to turn the equity in their homes into cash. Nevertheless, since originations significantly exceeded payoffs, the Company's loan balances grew at an annualized rate of 20% in the second quarter."
    Adding to her earnings explanation, Sandler pointed out, "In addition to growing the loan portfolio, the other key factor that influences Golden West's profits is the Company's primary spread, which is the difference between what we earn on loans and investments and what we pay for savings and borrowings." Continuing, Sandler explained, "Our spread normally decreases when short-term rates rise, because the return on our loan portfolio responds to interest rate movements a bit slower than the cost of our deposits and borrowings." In the second three months of 2005, Golden West's spread averaged 2.39%, down from 2.86% in the same period one year earlier.
    Covering another earnings related topic, Sandler commented on the Company's general and administrative (G&A) expenses, noting, "Controlling spending is an important element of our business model, because we want to ensure as much of our income as possible flows through to the bottom line and is not eaten up by costs. We evaluate the success of this strategy by determining the amount of money it takes to manage the Company's assets. This measure is called the G&A ratio." Golden West's G&A ratio fell to .83% in the second quarter of 2005 from .93% in the same period one year earlier. Sandler added, "While average assets were up 28% from the second quarter of last year, expenses grew only 15% during the same time frame, leading to the significant decline in our G&A ratio."
    Concluding with a discussion of the performance of the Company's mortgage portfolio, Sandler explained, "One way we measure the quality of the loans we make is the ratio of nonperforming assets, often called NPAs, to total assets. The Company's prudent lending practices, combined with a strong real estate market, have helped keep our NPA levels at historic lows." At June 30, 2005, Golden West's ratio was just .28%, down from a modest .41% one year earlier.
    Headquartered in Oakland, California, Golden West is one of the nation's largest financial institutions with assets over $115 billion as of June 30, 2005. The Company has one of the most extensive thrift branch systems in the country, with 281 savings branches in 10 states and lending operations in 38 states. Golden West's stock is listed on the New York Stock and Pacific Exchanges under the ticker symbol GDW. Options on the Company's stock are traded on the Chicago Board Options Exchange and the Pacific Exchange.
    Golden West investor information is available at www.gdw.com. Information about the Company's home loans and savings and checking accounts can be found at www.worldsavings.com and about its proprietary no-load mutual funds and annuities at www.atlasfunds.com.

    Information in this Press Release may contain various forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include projections, statements of the plans and objectives of management for future operations, statements of future economic performance, assumptions underlying these statements and other statements that are not statements of historical facts. Forward-looking statements are subject to significant business, economic and competitive risks, uncertainties and contingencies, many of which are beyond Golden West's control. Should one or more of these risks, uncertainties or contingencies materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated. Among the key risk factors that may have a direct bearing on Golden West's results of operations and financial condition are competitive practices in the financial services industries; operational and systems risks; general economic and capital market conditions, including fluctuations in interest rates; economic conditions in certain geographic areas; and the impact of current and future laws, governmental regulations, and accounting and other rulings and guidelines affecting the financial services industry in general and Golden West's operations in particular. In addition, actual results may differ materially from the results discussed in any forward-looking statements.

    Financial Information Attached



          GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                CONSOLIDATED STATEMENT OF NET EARNINGS
                       AND OTHER FINANCIAL DATA
                              (Unaudited)
            (Dollars in thousands except per share figures)


                                                Three Months Ended
                                                     June 30
                                             -------------------------
                                                 2005         2004
                                             ------------ ------------
Interest Income
    Interest on loans                        $ 1,412,340  $   931,645
    Interest on mortgage-backed securities
     (MBS)                                        23,117       32,058
    Interest and dividends on investments         28,745       14,029
                                             ------------ ------------
                                               1,464,202      977,732
Interest Expense
    Interest on deposits                         365,029      219,454
    Interest on advances                         273,911       82,944
    Interest on repurchase agreements             33,690        8,718
    Interest on other borrowings                  72,007       23,930
                                             ------------ ------------
                                                 744,637      335,046
                                             ------------ ------------
Net Interest Income                              719,565      642,686
Provision for loan losses                          1,807          392
                                             ------------ ------------
Net Interest Income after Provision for
 Loan Losses                                     717,758      642,294
Noninterest Income
    Fees                                          90,195       56,635
    Gain on the sale of securities, MBS and
     loans                                         1,847        6,291
    Other                                         20,043       18,221
                                             ------------ ------------
                                                 112,085       81,147
Noninterest Expense
    General and administrative:
        Personnel                                159,791      137,305
        Occupancy                                 22,568       20,744
        Technology and telecommunications         23,252       19,283
        Deposit insurance                          1,869        1,790
        Advertising                                7,045        5,223
        Other                                     24,049       23,188
                                             ------------ ------------
                                                 238,574      207,533

Earnings before Taxes on Income                  591,269      515,908
Taxes on Income                                  230,840      199,190
                                             ------------ ------------
Net Earnings                                 $   360,429  $   316,718
                                             ============ ============


Basic Earnings Per Share                     $      1.17  $      1.04
                                             ============ ============
Diluted Earnings Per Share                   $      1.16  $      1.02
                                             ============ ============

Average common shares outstanding            307,440,730  305,304,064
Average diluted common shares outstanding    311,770,849  310,427,096

Ratios: (a)
    Net earnings / average stockholders'
     equity (ROE)                                  18.59%       19.79%
    Net earnings / average assets (ROA)             1.25%        1.41%
    Net interest margin (b)                         2.53%        2.91%
    General and administrative expense /
     average assets                                  .83%         .93%
    Efficiency ratio (c)                           28.69%       28.67%


                                                  Six Months Ended
                                                     June 30
                                             -------------------------
                                                  2005         2004
                                             ------------ ------------
Interest Income
    Interest on loans                        $ 2,670,955  $ 1,810,461
    Interest on mortgage-backed securities
     (MBS)                                        48,574       75,735
    Interest and dividends on investments         56,158       31,293
                                             ------------ ------------
                                               2,775,687    1,917,489
Interest Expense
    Interest on deposits                         663,347      435,354
    Interest on advances                         497,179      155,982
    Interest on repurchase agreements             58,954       15,640
    Interest on other borrowings                 132,078       48,573
                                             ------------ ------------
                                               1,351,558      655,549
                                             ------------ ------------
Net Interest Income                            1,424,129    1,261,940
Provision for loan losses                          2,691          633
                                             ------------ ------------
Net Interest Income after Provision for
 Loan Losses                                   1,421,438    1,261,307
Noninterest Income
    Fees                                         154,117       97,309
    Gain on the sale of securities, MBS and
     loans                                         3,605        9,253
    Other                                         36,976       34,392
                                             ------------ ------------
                                                 194,698      140,954
Noninterest Expense
    General and administrative:
        Personnel                                311,622      268,303
        Occupancy                                 44,793       41,138
        Technology and telecommunications         44,674       40,302
        Deposit insurance                          3,724        3,560
        Advertising                               14,585       10,479
        Other                                     43,415       43,265
                                             ------------ ------------
                                                 462,813      407,047

Earnings before Taxes on Income                1,153,323      995,214
Taxes on Income                                  444,644      378,772
                                             ------------ ------------
Net Earnings                                 $   708,679  $   616,442
                                             ============ ============


Basic Earnings Per Share                     $      2.31  $      2.02
                                             ============ ============
Diluted Earnings Per Share                   $      2.28  $      1.99
                                             ============ ============

Average common shares outstanding            307,152,495  304,925,670
Average diluted common shares outstanding    311,469,354  310,082,362

Ratios: (a)
    Net earnings / average stockholders'
     equity (ROE)                                  18.68%       19.72%
    Net earnings / average assets (ROA)             1.26%        1.42%
    Net interest margin (b)                         2.57%        2.94%
    General and administrative expense /
     average assets                                  .82%         .94%
    Efficiency ratio (c)                           28.59%       29.01%

(a) Ratios are annualized by multiplying the quarterly computation by four and the semi-annual computations by two. Averages are computed by adding the beginning balances and each monthend balance during the quarter and six month period and dividing by four and seven, respectively.
(b) Net interest margin is net interest income divided by average earning assets.
(c) Efficiency ratio is general and administrative expense divided by the sum of net interest income and noninterest income.


          GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
             CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
                       AND OTHER FINANCIAL DATA
                              (Unaudited)
            (Dollars in thousands except per share figures)


                                             Jun. 30        Mar. 31
                                               2005          2005
                                          -------------  -------------
ASSETS
  Cash                                    $    301,269   $    311,607
  Securities available for sale at fair
   value                                     1,682,550      2,053,996

  Purchased MBS available for sale at fair
   value                                        13,665         13,548
  Purchased MBS held to maturity at cost       338,659        357,843
  MBS with recourse held to maturity at
   cost                                      1,346,080      1,440,341
  Loans held for sale                           48,636         40,988
  Loans held in portfolio less allowance
   for loan losses                         110,999,190    105,641,104
                                          -------------  -------------
     Total Loans Receivable and MBS        112,746,230    107,493,824
  Interest earned but uncollected              319,264        298,693
  Investment in capital stock of Federal
   Home Loan Banks at cost which
   approximates fair value                   1,688,661      1,662,312
  Foreclosed real estate                         8,769         10,840
  Premises and equipment, net                  403,121        398,181
  Other assets                                 335,814        358,396
                                          -------------  -------------
                                          $117,485,678   $112,587,849
                                          =============  =============

LIABILITIES and
STOCKHOLDERS' EQUITY
  Deposits                                $ 59,226,140   $ 55,593,265
  Advances from Federal Home Loan Banks     35,755,870     35,511,757
  Securities sold under agreements to
   repurchase                                4,450,000      4,050,000
  Bank notes                                 2,232,955      2,485,936
  Senior debt                                6,736,979      5,955,989
  Taxes on income                              594,348        730,094
  Other liabilities                            552,943        681,310
  Stockholders' equity                       7,936,443      7,579,498
                                          -------------  -------------
                                          $117,485,678   $112,587,849
                                          =============  =============

Book value per common share               $      25.79   $      24.68
Common shares outstanding                  307,760,826    307,126,766


                                Dec. 31       Sep. 30      Jun. 30
                                  2004          2004         2004
                             ------------- ------------- ------------
ASSETS
  Cash                       $    292,421  $    283,776  $    296,330
  Securities available for
   sale at fair value           1,374,385       919,647     1,539,885

  Purchased MBS available for
   sale at fair value              14,438        15,915        18,401
  Purchased MBS held to
   maturity at cost               375,632       395,887       411,881
  MBS with recourse held to
   maturity at cost             1,719,982     1,889,322     2,083,852
  Loans held for sale              52,325        55,899       107,692
  Loans held in portfolio
   less allowance for loan
   losses                     100,506,854    94,259,118    86,471,707
                             ------------- ------------- -------------
     Total Loans Receivable
      and MBS                 102,669,231    96,616,141    89,093,533
  Interest earned but
   uncollected                    248,073       233,257       203,145
  Investment in capital stock
   of Federal Home Loan
   Banks at cost which
   approximates fair value      1,563,276     1,484,560     1,318,642
  Foreclosed real estate           11,461         8,815         9,885
  Premises and equipment, net     391,523       378,769       376,501
  Other assets                    338,171       322,662       320,381
                             ------------- ------------- -------------
                             $106,888,541  $100,247,627  $ 93,158,302
                             ============= ============= =============

LIABILITIES and
STOCKHOLDERS' EQUITY
  Deposits                   $ 52,965,311  $ 51,666,515  $ 48,611,353
  Advances from Federal Home
   Loan Banks                  33,781,895    32,017,135    28,712,498
  Securities sold under
   agreements to repurchase     3,900,000     3,650,179     3,470,761
  Bank notes                    2,709,895       869,154     1,786,668
  Senior debt                   5,291,840     3,997,707     2,989,726
  Taxes on income                 561,772       611,997       587,357
  Other liabilities               402,952       544,153       434,178
  Stockholders' equity          7,274,876     6,890,787     6,565,761
                             ------------- ------------- -------------
                             $106,888,541  $100,247,627  $ 93,158,302
                             ============= ============= =============

Book value per common share  $      23.73  $      22.51  $      21.49
Common shares outstanding     306,524,716   306,102,778   305,498,422



          GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                    QUARTERLY FINANCIAL HIGHLIGHTS
                              (Unaudited)
            (Dollars in thousands except per share figures)

                                               For the Quarter Ended
                                             -------------------------
                                                Jun. 30     Mar. 31
                                                 2005        2005
                                             ------------ ------------

Net interest income                          $   719,565  $   704,564
Provision for loan losses                          1,807          884
Noninterest income                               112,085       82,613
Noninterest expense                              238,574      224,239
                                             ------------ ------------
Earnings before taxes on income                  591,269      562,054
Taxes on income (a)                              230,840      213,804
                                             ------------ ------------
Net earnings                                 $   360,429  $   348,250
                                             ============ ============

Basic EPS                                    $      1.17  $      1.13
Diluted EPS                                  $      1.16  $      1.12

Average common shares outstanding            307,440,730  306,861,057
Average diluted common shares outstanding    311,770,849  311,539,734

Number of shares repurchased and retired               0            0
Cost of shares repurchased                   $         0  $         0
Remaining number of shares authorized for
 repurchase                                   18,656,358   18,656,358

Ratios: (b)
  Net earnings / average stockholders' equity
   (ROE)                                           18.59%       18.78%
  Net earnings / average assets (ROA)               1.25%        1.27%
  Net interest margin (c)                           2.53%        2.60%
  General and administrative expense /
   average assets                                    .83%         .82%
  Efficiency ratio (d)                             28.69%       28.49%

Loan loss reserve                            $   291,687  $   290,192
Net loan chargeoffs (recoveries)             $       312  $       802

Stockholders' equity / total assets                 6.76%        6.73%

Total deposit net activity                   $ 3,632,875  $ 2,627,954


SPREAD DATA
    Yield on loan portfolio                         5.40%        5.06%
    Yield on interest-earning investments           3.41%        2.90%
    Yield on interest-earning assets                5.38%        5.02%

    Cost of deposits                                2.70%        2.39%
    Cost of borrowings                              3.34%        2.89%
    Cost of funds                                   2.99%        2.62%

Yield on interest-earning assets less cost of
 funds (Primary Spread) at quarterend               2.39%        2.40%

Average Primary Spread for the quarter              2.39%        2.46%


                                        For the Quarter Ended
                                --------------------------------------
                                  Dec. 31      Sep. 30      Jun. 30
                                    2004         2004         2004
                                ------------ ------------ ------------

Net interest income             $   691,536  $   665,129  $   642,686
Provision for loan losses             2,571          197          392
Noninterest income                   81,364       71,605       81,147
Noninterest expense                 222,619      210,460      207,533
                                ------------ ------------ ------------
Earnings before taxes on income     547,710      526,077      515,908
Taxes on income (a)                 209,209      201,299      199,190
                                ------------ ------------ ------------
Net earnings                    $   338,501  $   324,778  $   316,718
                                ============ ============ ============

Basic EPS                       $      1.11  $      1.06  $      1.04
Diluted EPS                     $      1.09  $      1.05  $      1.02

Average common shares
 outstanding                    306,312,759  305,706,406  305,304,064
Average diluted common shares
 outstanding                    311,179,468  310,573,378  310,427,096

Number of shares repurchased and
 retired                                  0            0            0
Cost of shares repurchased      $         0  $         0  $         0
Remaining number of shares
 authorized for repurchase       18,656,358   18,656,358   18,656,358

Ratios: (b)
  Net earnings / average
   stockholders' equity (ROE)         19.14%       19.31%       19.79%
  Net earnings / average assets
   (ROA)                               1.31%        1.34%        1.41%
  Net interest margin (c)              2.70%        2.78%        2.91%
  General and administrative
   expense / average assets             .86%         .87%         .93%
  Efficiency ratio (d)                28.80%       28.57%       28.67%

Loan loss reserve               $   290,110  $   290,079  $   289,996
Net loan chargeoffs
 (recoveries)                   $     2,540  $       114  $     (253)

Stockholders' equity / total
 assets                                6.81%        6.87%        7.05%

Total deposit net activity      $ 1,298,796  $ 3,055,162  $ 1,227,730


SPREAD DATA
    Yield on loan portfolio            4.75%        4.59%        4.50%
    Yield on interest-earning
     investments                       2.08%        1.90%        1.35%
    Yield on interest-earning
     assets                            4.73%        4.57%        4.46%

    Cost of deposits                   2.08%        1.97%        1.88%
    Cost of borrowings                 2.38%        1.87%        1.43%
    Cost of funds                      2.22%        1.93%        1.69%

Yield on interest-earning assets
 less cost of funds (Primary
 Spread) at quarterend                 2.51%        2.64%        2.77%

Average Primary Spread for the
 quarter                               2.60%        2.70%        2.86%

(a) From quarter to quarter, the effective tax rate may fluctuate due to changes in the volume of business activity in the various states where we operate.
(b) Ratios are annualized by multiplying the quarterly computation by four. Averages are computed by adding the beginning balance and each monthend balance during the quarter and dividing by four.
(c) Net interest margin is net interest income divided by average earning assets.
(d) Efficiency ratio is general and administrative expense divided by the sum of net interest income and noninterest income.


          GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                         OTHER FINANCIAL DATA
                              (Unaudited)
                        (Dollars in thousands)

                                              For the Quarter Ended
                                           ---------------------------
                                              Jun. 30       Mar. 31
                                                2005          2005
                                           ------------- -------------
AVERAGE BALANCES (a)
    Cash and investments                   $  2,085,597  $  2,074,816
    Loans receivable and MBS                110,124,924   105,079,482
    Investment in capital stock of Federal
     Home Loan Banks                          1,676,949     1,622,540
    Deposits                                 57,300,656    54,116,414
    Advances from Federal Home Loan Banks    35,696,338    34,986,559
    Securities sold under agreements to
     repurchase                               4,325,000     3,937,500
    Other borrowings                          8,579,755     8,132,422
    Stockholders' equity                      7,756,555     7,419,240

Total Average Assets                        114,951,805   109,807,456
Average Earning Assets                      113,599,941   108,489,822
Average Interest-Bearing Liabilities        105,901,749   101,172,895


LOAN BALANCE AND ACTIVITY
   Loans receivable and MBS                $112,746,230  $107,493,824

   Total deferred interest in loans
    receivable and MBS                     $    160,201  $     90,172

   Total deferred interest as a percentage
    of total loans receivable and MBS               .14%          .08%

   New real estate loans originated        $ 13,452,983  $ 11,174,737

   New adjustable rate mortgages as a
    percentage of new real estate
    loans originated                                 99%           99%
   New refinanced mortgages as a percentage
    of new real estate loans originated              75%           78%


LOANS SOLD AND SERVICED DATA
   Loan sales                              $     98,006  $     91,114
   Loans serviced for others                  4,105,410     4,315,925
   Balance of capitalized mortgage
    servicing rights                             43,835        48,208


NONPERFORMING ASSETS
    Loans and MBS 90 days or more past
     due                                   $    322,173  $    342,394
    Foreclosed real estate                        8,769        10,840
                                           ------------- -------------
       Total nonperforming assets          $    330,942  $    353,234
                                           ============= =============

Ratio of nonperforming assets (NPAs) to
 total assets                                       .28%          .31%
Ratio of troubled debt restructured (TDRs)
 to total assets                                    .00%          .00%
Ratio of NPAs and TDRs to total assets              .28%          .32%


                                        For the Quarter Ended
                             -----------------------------------------
                                Dec. 31       Sep. 30       Jun. 30
                                 2004           2004          2004
                             ------------- ------------- -------------
AVERAGE BALANCES (a)
    Cash and investments     $  1,442,083  $  1,680,206  $  1,650,596
    Loans receivable and MBS   99,698,762    92,976,928    85,818,380
    Investment in capital
     stock of Federal Home
     Loan Banks                 1,521,608     1,413,980     1,245,010
    Deposits                   52,317,613    50,229,774    47,798,007
    Advances from Federal
     Home Loan Banks           32,754,803    30,684,256    26,735,540
    Securities sold under
     agreements to repurchase   3,900,045     3,590,338     3,021,646
    Other borrowings            6,373,852     4,604,075     4,654,051
    Stockholders' equity        7,073,030     6,729,240     6,401,862

Total Average Assets          103,634,158    96,997,990    89,649,483
Average Earning Assets        102,371,618    95,778,195    88,389,797
Average Interest-Bearing
 Liabilities                   95,346,313    89,108,443    82,209,244


LOAN BALANCE AND ACTIVITY
   Loans receivable and MBS  $102,669,231  $ 96,616,141  $ 89,093,533

   Total deferred interest
    in loans receivable and
    MBS                      $     54,616  $     36,042  $     26,973

   Total deferred interest
    as a percentage of total
    loans receivable and MBS          .05%          .04%          .03%

   New real estate loans
    originated               $ 13,083,888  $ 14,071,739  $ 12,439,588

   New adjustable rate
    mortgages as a percentage
    of new real estate loans
    originated                         99%           99%           99%
   New refinanced mortgages
    as a percentage of new
    real estate loans
    originated                         75%           69%           71%


LOANS SOLD AND SERVICED DATA
   Loan sales                $     97,096  $     99,405  $    224,874
   Loans serviced for others    4,537,024     4,812,072     5,095,475
   Balance of capitalized
    mortgage servicing rights      53,234        63,763        76,217


NONPERFORMING ASSETS
    Loans and MBS 90 days or
     more past due           $    332,329  $    346,585  $    368,502
    Foreclosed real estate         11,461         8,815         9,885
                             ------------- ------------- -------------
       Total nonperforming
        assets               $    343,790  $    355,400  $    378,387
                             ============= ============= =============

Ratio of nonperforming assets
 (NPAs) to total assets               .32%          .35%          .41%
Ratio of troubled debt
 restructured (TDRs) to total
 assets                               .00%          .00%          .00%
Ratio of NPAs and TDRs to
 total assets                         .33%          .36%          .41%

(a) Averages are computed by adding the beginning balance and each monthend balance during the quarter and dividing by four.



    CONTACT: Golden West Financial Corporation
             William C. Nunan, 510-446-3614